

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Hospitality  Properties,  Inc. at March 31, 1999, and its statement of income for the three  months then ended and is  qualified  in its entirety by reference  to the Form 10-Q of CNL  Hospitality  Properties,  Inc. for the three months ended March 31, 1999.
</LEGEND>

<PERIOD-TYPE>                                  3-Mos
<FISCAL-YEAR-END>                              Dec-31-1999
<PERIOD-START>                                 Jan-01-1999
<PERIOD-END>                                   Mar-31-1999
<CASH>                                         28,727,078 <F1>
<SECURITIES>                                   0
<RECEIVABLES>                                  0
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F2>
<PP&E>                                         28,752,549
<DEPRECIATION>                                 615,000
<TOTAL-ASSETS>                                 84,706,283
<CURRENT-LIABILITIES>                          0<F2>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       90,949
<OTHER-SE>                                     78,992,164
<TOTAL-LIABILITY-AND-EQUITY>                   84,706,283
<SALES>                                        0
<TOTAL-REVENUES>                               1,333,352
<CGS>                                          0
<TOTAL-COSTS>                                  718,533
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             200,573
<INCOME-PRETAX>                                430,280
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            430,280
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   430,280
<EPS-PRIMARY>                                  0.07
<EPS-DILUTED>                                  0.06

<F1>Cash includes certificates of deposit and restricted cash totalling
$5,747,142 and $139,089, respectively.
<F2>Due to the nature of its industry, CNL Hospitality Properties, Inc.
has an unclassified balance sheet, therefore, no values are listed above for current assets and current liabilities.




